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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                         DATE OF REPORT - March 16, 2001
                        (Date of Earliest Event Reported)


                           COLUMBIA LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-10352


        Delaware                                            59-2758596
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 (State of Incorporation)                                 (I.R.S. Employer
                                                         Identification No.)

100 North Village Avenue, Suite 32
    Rockville Centre, New York                                11570
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       (Address of principal                                 Zip Code
        executive offices)


       Registrant's telephone number, including area code: (516) 766-2847

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This Current Report on Form 8-K is filed by Columbia Laboratories, Inc., a
Delaware corporation (the "Company") in connection with the matters described herein.




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
Item 5.   Other Events.

On March 16, 2001, the Company entered into a three-year employment agreement (the "Agreement") with G. Frederick Wilkinson to serve as President and Chief Executive Officer of the Company. Pursuant to the Agreement, Mr. Wilkinson is entitled to a base salary of $450,000.00 per year plus a minimum ten percent bonus. Additionally, Mr. Wilkinson was granted options to purchase 500,000 shares of the Company's common stock at an exercise price of $5.85 and warrants to purchase 350,000 shares of the Company's common stock at an exercise price of $8.35. The options and warrants vest ratably over a four-year period. Pursuant to the Agreement, Mr. Wilkinson's employment with the Company will commence on or about April 15, 2001. The foregoing summary of the terms of the Agreement is qualified in its entirety by reference to the Agreement which is attached hereto as Exhibit 10.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                           10.1 Employment Agreement, dated as of March 16, 2001, between Columbia Laboratories, Inc. and G. Frederick Wilkinson.

                           99.1 Press Release, dated March 23, 2001, announcing that Mr. Wilkinson has joined the Company as Chief Executive Officer, President and a member of the Board of Directors.





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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 26, 2001

                                          COLUMBIA LABORATORIES, INC.

                                          By: /s/ David L. Weinberg
                                              ---------------------------------
                                              Name: David L. Weinberg
                                              Title: Chief Financial Officer













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                                  EXHIBIT INDEX



Exhibit No.                             Description
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10.1              Employment Agreement, dated as of March 16, 2001, between
                  Columbia Laboratories, Inc. and G. Frederick Wilkinson.

99.1              Press Release, dated March 23, 2001, announcing that Mr.
                  Wilkinson has joined the Company as Chief Executive Officer, President and a member of the Board of Directors.












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